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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                                     FORM 8-K

                                  CURRENT REPORT


Pursuant to Section 13 or 15d of the Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported): October 17, 1996

                        [KEYCORP LOGO APPEARS HERE]

                                 KEYCORP
          ------------------------------------------------------
          (Exact name of registrant as specified in its charter)

         Ohio                    0-850                   63-0593897
   -----------------        ---------------         -------------------
   (State or other          Commission File         (I.R.S. Employer
   jurisdiction of              Number              Identification No.)
   incorporation or
   organization)


   127 Public Square, Cleveland, Ohio                   44114-1306
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(Address of principal executive offices)                (Zip Code)


 Registrant's telephone number, including area code:  (216) 689-6300

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Item 5.  OTHER EVENTS
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         On October 17, 1996, the Registrant issued a press release  announcing its earnings results for the three month period and nine month period ended September 30, 1996. This press release is attached as Exhibit 99 to this report and incorporated herein by reference.



Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS
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(C)  Exhibits
     --------
     99. The Registrant's October 17, 1996, press release announcing its earnings results for the three month period and nine month period ended September 30, 1996.

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                              SIGNATURE


 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                        KEYCORP
                                                     -------------
                                                     (Registrant)


Date:  October 17, 1996                          /s/    Lee Irving
                                                 -----------------
                                                 By:    Lee Irving
                                                 Executive Vice
                                                 President and Chief
                                                 Accounting Officer